PENSIONS - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Weighted average assumptions used in calculating benefit obligation:
Discount rate	2.61%	3.90%
Rate of compensation increase	2.15%	2.20%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	2.63%	3.40%
Expected return on plan assets	2.81%	6.75%
Rate of compensation increase	2.20%	2.32%